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                                                                EXHIBIT 24(a)
                                                                -------------

                                Power of Attorney

         Each undersigned director and/or officer of Solutia Inc. (the "Company"), a Delaware corporation, does hereby appoint Karl R. Barnickol, Karen L. Knopf and Mary B. Cody, each of them with full power to act without the others, as true and lawful attorneys-in-fact, to sign on his or her behalf (a) the Annual Report on Form 10-K and any Amendments thereto to be filed with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934; (b) any Amendments to Registration Statement No. 333-75812 on Form S-3, which has previously been filed with the Commission under the Securities Act of 1933 (the "Securities Act"), covering the registration of securities of the Company; and any Amendments to Registration Statements Nos. 333-34561, 333-34587, 333-34589, 333-34591,
333-34593, 333-34683, 333-35689, 333-47911, 333-51081, 333-74463, 333-74465,
333-32112, and 333-39972, all on Form S-8, which have previously been filed with the Commission under the Securities Act, covering the registration of securities of the Company; giving and granting unto those attorneys full power and authority to do and perform such actions as fully as he or she might have done or could do if personally present and executing any of said documents.

         IN WITNESS WHEREOF, each undersigned director and/or officer has signed this Power of Attorney as of this 27th day of February, 2002.

/s/ John C. Hunter                              /s/ Robert A. Clausen
-------------------------------------------     -----------------------------------------
John C. Hunter III, Director, Chairman          Robert A. Clausen, Senior Vice President
of the Board, Chief Executive Officer,          and Chief Financial Officer
and President (Principal Executive Officer)     (Principal Financial Officer)


/s/ Paul Donovan                                /s/ James M. Sullivan
-------------------------------------------     -----------------------------------------
Paul Donovan, Director                          James M. Sullivan, Vice President and
                                                Controller (Principal Accounting Officer)


/s/ Paul H. Hatfield                            /s/ Sally G. Narodick
-------------------------------------------     -----------------------------------------
Paul H. Hatfield, Director                      Sally G. Narodick, Director


/s/ Robert H. Jenkins                           /s/ William D. Ruckelshaus
-------------------------------------------     -----------------------------------------
Robert H. Jenkins, Director                     William D. Ruckelshaus, Director


/s/ Frank A. Metz, Jr.                          /s/ John B. Slaughter
-------------------------------------------     -----------------------------------------
Frank A. Metz, Jr., Director                    John B. Slaughter, Director


/s/ J. Patrick Mulcahy
-------------------------------------------
J. Patrick Mulcahy, Director